EXHIBIT 10.24
SUBSCRIPTION AGREEMENT
Common Stock
RXi Pharmaceuticals Corporation
A Delaware Corporation
     The undersigned desires to subscribe for shares of common stock, par value of $.0001 per share (the “Common Stock”), of RXi Pharmaceuticals Corporation, a Delaware corporation (the “Company”). The execution and delivery of this Subscription Agreement to the Company will indicate the undersigned’s acknowledgement and acceptance of the terms hereunder.
A. Subscription. The undersigned hereby irrevocably subscribes for and agrees to purchase the shares of Common Stock indicated on the signature page hereof and to be bound by all of the applicable terms and conditions of this Subscription Agreement.
B. Purchase. Simultaneously with the execution and delivery of this Subscription Agreement, the undersigned shall pay to RXi Pharmaceuticals Corporation, by certified or personal check, bank draft, wire transfer or money order, the subscription price for the shares of Common Stock the undersigned agrees to purchase pursuant to this Subscription Agreement.
C. Representations And Warranties And Understandings.
     1. The undersigned hereby acknowledges, represents and warrants to, and agrees with, the Company as follows, which acknowledgments, representations, warranties and agreements will be true and correct as of the date of acceptance by the Company of the undersigned’s subscription:
          (a) The undersigned has determined that the shares of Common Stock are a suitable investment for him or her. The undersigned has the financial ability to bear the economic risk of his or her investment in the Company (including the possibility of a complete loss of his or her investment), has adequate means for providing for his or her current needs and personal contingencies and has no need for liquidity with respect to the undersigned’s investment in the Company.
          (b) The undersigned has consulted outside tax counsel, and is not relying on the Company with respect to tax considerations involved in this investment.
          (c) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock and protecting the undersigned’s own interests in connection with the investment and has obtained, in the undersigned’s judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Common Stock. The undersigned has not utilized any person as the undersigned’s purchaser representative in connection with evaluating such merits and risks.
          (d) The undersigned has been furnished all documents which may have been requested, has had an opportunity to speak with management of the Company and understands and has evaluated the risks of a purchase of the Common Stock.

          (e) The undersigned acknowledges its understanding that the offering and sale of the Common Stock is intended to be exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”) and regulations thereunder. In furtherance thereof, the undersigned represents and warrants to and agrees with the Company as follows:
          (1) The undersigned is acquiring the Common Stock for its own account, for investment purposes only and not with a view to or for the resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in the Common Stock.
          (2) The undersigned is an “Accredited Investor” as that term is defined in Regulation D under the Act by reason of the fact that the undersigned is (CHECK THE APPROPRIATE BOX(ES) BELOW):

☐	i)	a natural person with individual net worth, or joint net worth with his/her spouse which presently exceeds $1,000,000;

☐	ii)	a natural person with individual income in excess of $200,000 in each of the two most recent years or joint income with his/her spouse in excess of $300,000 in each of those years and who has a reasonable expectation of reaching the same income level in the current year;

☐	iii)	a director or executive officer of the Company or a person who performs policy making functions for the Company similar to those of an executive officer;

☐	iv)	a trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of Regulation D; or

☐	v)	an entity in which all of the equity owners are accredited investors.
          (3) The undersigned acknowledges that the offer and sale of the Common Stock to him or her has not been accomplished by any form of general solicitation or general advertising, including, but not limited to, any advertisement, article, notice or other communication published in any newspaper, magazine or similar media, or broadcast over television or radio or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.
          (4) The undersigned has been given the opportunity to ask questions of, and receive answers from, the Company concerning the terms and conditions of this subscription and other matters pertaining to this investment, and has been given the opportunity to obtain such additional information necessary to verify the accuracy of the information provided in order for him or her to evaluate the merits and risks of an investment in the Company to the extent the Company possesses such information or can acquire it without unreasonable effort or expense, and has not been furnished any other offering literature, except as mentioned herein.

          (5) The undersigned represents, warrants and agrees that it will not sell or otherwise transfer the Common Stock without registration under the Securities Act or an exemption therefrom, and fully understands and agrees that he or she must bear the economic risk of its investment for an indefinite period of time because, among other reasons, the Common Stock has not been registered under the Securities Act or under the securities laws of certain states and, therefore, cannot be resold, pledged, assigned or otherwise disposed of unless it is subsequently registered under the Securities Act and under the applicable securities laws of such states or an exemption from such registration is available. The undersigned understands that the provisions of this Subscription Agreement further restrict sales or transfers of the Common Stock.
          (6) In making his or her decision to purchase the Common Stock herein subscribed for, the undersigned has relied solely upon independent investigations made by him or her and materials furnished by the Company pursuant to Section (e)(4) above.
          (7) The undersigned is authorized and qualified to become a stockholder in the Company, and the person signing this Subscription Agreement on behalf of such Entity has been duly authorized by such Entity to do so. This Subscription Agreement has been duly authorized, executed and delivered by the undersigned and constitutes the valid and legally binding obligation of the undersigned.
          (8) The execution, delivery and performance of the terms and obligations of this Subscription Agreement and the Registration Rights Agreement between the Company and the undersigned will not cause the undersigned to violate any judgment, order, law, ordinance, rule, agreement, charter, organizational document or indenture to which the undersigned or the undersigned’s property is subject.
          (9) No representations or warranties have been made to the undersigned by the Company, officer, employee or agent of the Company or any affiliate of any of them.
          (10) Information that the undersigned has furnished herewith to the Company with respect to his or her financial position and business experience is correct and complete as of the date of this Subscription Agreement and if there should be any material change in such information prior to the Company’s acceptance of this Subscription Agreement, the undersigned will immediately furnish such revised or corrected information to the Company.
          (11) The undersigned acknowledges that he or she has been provided the opportunity and encouraged to consult with counsel of such party’s own choosing with respect to this investment; that the undersigned has not engaged Ropes & Gray to represent his or her interests; and that Ropes & Gray has represented only the Company in connection with this Subscription Agreement and the other transactions relating to the offering of the Common Stock.
     2. The undersigned recognizes that the offer and any sale of the Common Stock are based upon the representations and warranties contained herein, and shall indemnify and hold harmless the Company or any of its officers, employees, registered representatives, directors, or control persons who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of or arising from any actual or alleged misrepresentation or misstatement of facts or omission to represent or state facts by the undersigned to the Company concerning himself or herself, or his or her financial position in connection with the offering or sale of the Common Stock, which is not remedied by timely notice to the Company as provided below, against losses, liabilities and expenses for which the Company or any of its officers, employees, registered representatives, directors, or control persons have not otherwise been reimbursed (including attorneys’ fees, judgments, fines and amounts paid in settlement) as actually and reasonably incurred by such person(s) or entity(ies) in connection with such action, suit or proceeding.
D. Investor Information. This information is for the sole use of the Company and its counsel, and will not be used for any other purpose except that it may be furnished to prospective lenders and other parties when necessary to establish compliance with federal or state securities laws, rules, and regulations.

(a)	Name:

			Last	First	Middle Initial

		Age:		Marital Status:

(b)	Home Address and Telephone Number:

(c)	Firm Name:

Nature of Business:

Position/Title:

Length of Time in Position:

(d)	In which state do you currently

(i)	Maintain your primary residence?

(ii)	Maintain your secondary residence?

(iii)	Vote?

(iv)	File income tax returns?

(v)	Maintain a driver’s license?

E. Investor Awareness. The undersigned acknowledges, represents, agrees and is aware that:
          (a) no federal or state agency has passed upon the Common Stock or made any finding or determination as to the fairness of this investment;

          (b) there are substantial risks of loss of investment incidental to the purchase of the Common Stock; and
          (c) the investment in the Company is an illiquid investment and the undersigned must bear the economic risk of investment in the Common Stock for an indefinite period of time; and
          (d) this Subscription Agreement contains substantial restrictions on transferability of the Common Stock.
F. Registration Rights. The Company agrees to grant the undersigned, and the undersigned accepts, certain registration rights for the Common Stock of the Company as described in Annex I.
G. Miscellaneous.
     1. All pronouns and any variations thereof used herein shall be deemed to refer to the masculine, feminine, singular, or plural as the identity of the person or persons may require. The captions used in this Subscription Agreement are used for convenience only and are not to be considered in construing or interpreting this Subscription Agreement.
     2. Neither this Subscription Agreement nor any provision hereof shall be waived, modified, changed, discharged, terminated, revoked, or canceled except by an instrument in writing signed by the party against whom any change, discharge, or termination is sought.
     3. This Subscription Agreement maybe executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.
     4. Unless otherwise provided, any notice required or permitted under this Subscription Agreement shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or upon deposit with the United States Post Office, by registered or certified mail, postage prepaid and addressed to the party to be notified at the address indicted for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days’ advance written notice to the other.
     5. If one or more provisions of this Subscription Agreement are held to be unenforceable under applicable law, such provisions shall be excluded from this Subscription Agreement and the balance of the Agreement shall be interpreted as if such provision were to be excluded and shall be enforceable in accordance with its terns.
     6. This Subscription Agreement shall be enforced, governed and construed in all respects in accordance with the laws of the Commonwealth of Massachusetts, as such laws are applied by Massachusetts courts to agreements entered into and to be performed in Massachusetts and shall be binding upon the undersigned, the undersigned’s heirs, estate, legal representatives, successors and assigns and shall inure to the benefit of the Company and its successors and assigns.
     7. Title to Common Stock shall be taken as follows (circle one):
(a)	Husband and Wife, as Community Property;

(b)	Joint Tenants;

(c)	Tenants in Common;

(d)	Separate Property;

(e)	Other (e.g., corporation, limited liability company, partnership, custodian trustee, etc.): .
[The remainder of this page intentionally left blank.]

RXI PHARMACEUTICALS CORPORATION
SUBSCRIPTION AGREEMENT
SIGNATURE PAGE
     This page constitutes the Signature Page for the Subscription Agreement. The undersigned represents to the Company that (a) the information contained herein is complete and accurate on the date hereof and may be relied upon by the Company and (b) the undersigned will notify the Company immediately of any change in any of such information occurring prior to the acceptance of the subscription and will promptly send the Company written confirmation of such change.
     IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement this ___ day of                                         , 2007.

Shares of Common Stock
subscribed for at $5.00 per share

$

Total Purchase Price	Signature(s) of Purchaser (include title if executing on behalf of an Entity)

Name:
Title:
     In consideration of the above representations, warranties and agreements, the Company accepts the subscription and will cause a certificate to be issued upon payment as provided above.

RXI PHARMACEUTICALS CORPORATION

Name:
Title:

ANNEX I
REGISTRATION RIGHTS TERMS
A. Definitions. As used in this Annex, the following terms shall have the following meanings:
     1. The term “1934 Act” means the Securities Exchange Act of 1934, as amended.
     2. The term “Common Stock” means the RXi’s Common Stock, $.0001 par value per share.
     3. The terms “register,” “registered,” and “registration” refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act and the declaration or ordering of effectiveness of such registration statement.
     4. The term “Registrable Shares” means the Common Stock issued to the Subscriber pursuant to the Subscription Agreement to which this Annex is attached and any Common Stock issued as a dividend or other distribution with respect to, or in exchange or in replacement of, such Common Stock.
     5. The term “Rule 144” means Rule 144 promulgated under the Securities Act.
     6. The term “SEC” means the Securities and Exchange Commission.
     7. The term “Securities Act” means the Securities Act of 1933, as amended.
     8. The term “Subscriber” shall mean the individual who executed a signature page to the Subscription Agreement and is referred to as the “undersigned” in the text of the Subscription Agreement.
B. RXi Registration. If at any time RXi proposes to register any of its Common Stock under the Securities Act in connection with the public offering of such securities for its own account or for the accounts of shareholders other than the Subscriber, solely for cash on a form that would also permit the registration of the Registrable Shares, RXi shall, each such time, promptly give the Subscriber written notice of such determination. Upon the written request of the Subscriber given within thirty (30) days after giving of any such notice by RXi, RXi shall, subject to the limitations set forth in Section F, use its best efforts to cause to be registered under the Securities Act all of the Registrable Shares that the Subscriber has requested be registered; provided, that RXi shall have the right to postpone or withdraw any registration statement relating to an offering in which the Subscriber is eligible to participate under this Section B without any liability or obligation to the Subscriber under this Section B.
C. Obligations of RXi. Whenever required under Section B to use its best efforts to effect the registration of any Registrable Shares, RXi shall, as expeditiously as reasonably possible:
     1. Prepare and file with the SEC a registration statement with respect to such Registrable Shares and use its best efforts to cause such registration statement to become effective, and, upon the request of the Subscriber, keep such registration statement effective for a period of up to one hundred eighty (180) days or, if earlier, until the distribution contemplated in the registration

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statement has been completed; provided, however, that (i) such 180-day period shall be extended for a period of time equal to the period the Subscriber refrains from selling any securities included in such registration at the request of an underwriter of Common Stock (or other securities) of RXi; and (ii) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, subject to compliance with applicable SEC rules, such 180-day period shall be extended for up to one hundred eighty (180) days, if necessary, to keep the registration statement effective until all such Registrable Shares are sold.
     2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.
     3. Furnish to the Subscriber such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of such Registrable Shares owned by it.
     4. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably appropriate for the distribution of the securities covered by the registration statement, provided that RXi shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions, and further provided that (anything in this Annex to the contrary notwithstanding with respect to the bearing of expenses) if any jurisdiction in which the securities shall be qualified shall require that expenses incurred in connection with the qualification of the securities in that jurisdiction be borne by shareholders, then such expenses shall be payable by the Subscriber to the extent required by such jurisdiction.
     5. Provide a transfer agent for the Common Stock no later than the effective date of the first registration of any Registrable Shares.
     6. Otherwise use its best efforts to comply with all applicable rules and regulations of the SEC.
     7. Use its best efforts either (i) to cause all such Registrable Shares to be listed on a national securities exchange (if such securities are not already so listed) and on each additional national securities exchange on which similar securities issued by RXi are then listed, if the listing of such securities is then permitted under the rules of such exchange, or (ii) to secure designation of all such Registrable Shares as a Nasdaq “national market system security” within the meaning of Rule 11Aa2-1 of the SEC or, failing that, to secure listing on Nasdaq for such Registrable Shares and, without limiting the generality of the foregoing, to arrange for at least two (2) market makers to register as such with respect to Registrable Shares with the National Association of Securities Dealers.
     8. Enter into such customary agreements (including an underwriting agreement in customary form) and take such other actions as the Subscriber shall reasonably request in order to expedite or facilitate the disposition of such Registrable Shares.

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     9. Make available for inspection by the Subscriber, by any underwriter participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by the Subscriber or any such underwriter, all pertinent financial and other records and pertinent corporate documents and properties of RXi, and cause all of RXi’s officers, directors and employees to supply all information reasonably requested by the Subscriber, underwriter, attorney, accountant or agent in connection with such registration statement.
     10. Use every reasonable effort to prevent the issuance of any stop order suspending the effectiveness of such registration statement or of any order preventing or suspending the use of any preliminary prospectus and, if any such order is issued, to obtain the lifting thereof at the earliest reasonable time.
     11. Make such representations and warranties to the Subscriber and the underwriters as are customarily made by issuers to selling stockholders and underwriters, as the case may be, in primary underwritten public offerings.
D. Furnish Information. It shall be a condition precedent to the obligations of RXi to take any action pursuant to this Annex with respect to the registration of any the Subscriber’s Registrable Shares that the Subscriber shall take such actions and furnish to RXi such information regarding itself, the Registrable Shares held by it, and the intended method of disposition of such securities, as RXi shall reasonably request and as shall be required in connection with any registration, qualification or compliance referred to in this agreement, including, without limitation (i) in connection with an underwritten offering, enter into an appropriate underwriting agreement containing terms and provisions then customary in agreements of that nature, (ii) enter into such custody agreements, powers of attorney and related documents at such time and on such terms and conditions as may then be customarily required in connection with such offering and (iii) distribute the Registrable Shares only in accordance with and in the manner of the distribution contemplated by the applicable registration statement and prospectus. In addition, the Subscriber shall promptly notify RXi of any request by the Commission or any state securities commission or agency for additional information or for such registration statement or prospectus to be amended or supplemented.
E. RXi Registration Expenses. All expenses (excluding underwriters’ discounts and commissions) incurred in connection with any registration pursuant to Section B, including, without limitation, any additional registration and qualification fees and any additional fees and disbursements of counsel to RXi that result from the inclusion of securities held by the Subscriber in such registration and the reasonable fees and disbursements of one special counsel for the Subscriber, shall be borne by RXi whether or not the registration statement to which such registration expenses relate becomes effective.
F. Underwriting Requirements.
     1. In connection with any offering under Section B involving an underwriting of shares being issued by RXi, RXi shall not be required to include any Registrable Shares in such underwriting unless the Subscriber accepts the terms of the underwriting as agreed upon between RXi and the underwriters selected by it, and then only in such quantity as will not, in the reasonable opinion of the underwriters, jeopardize the success of the offering by RXi. If the total amount of securities that the Subscriber requests to be included in an underwritten offering under Section B

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exceeds the amount of securities that the underwriters reasonably believe compatible with the success of the offering, RXi may exclude some or all of the Registrable Shares from such registration and underwriting.
     2. In connection with any underwritings of shares to be registered under Section B, RXi shall have the right to designate the managing underwriter or underwriters.
G. Delay of Registration. the Subscriber shall not have any right to take any action to restrain, enjoin, or otherwise delay any registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Annex.
H. Indemnification. In the event any Registrable Shares are included in a registration statement under this Annex:
     1. To the extent permitted by law, in connection with any Registration in which Registrable Shares are included, RXi will indemnify and hold harmless the Subscriber and its officers, directors and stockholders, legal counsel and accountants for the Subscriber, any underwriter (as defined in the Securities Act) for the Subscriber and each person, if any, who controls the Subscriber or underwriter within the meaning of the Securities Act or the 1934 Act, against any losses, claims, damages or liabilities, joint or several, to which they may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on (i) any untrue or alleged untrue statement of any material fact contained in such registration statement, including, without limitation, any prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading or (iii) any violation by RXi of any rule or regulation promulgated under the Securities Act applicable to RXi and relating to action or inaction required of RXi in connection with any such registration; and will promptly reimburse the Subscriber, and any underwriter, controlling person or other aforementioned person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action, provided, however, that the indemnity agreement contained in this Section H(1) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of RXi (which consent shall not be unreasonably withheld or delayed) nor shall RXi be liable to the Subscriber, or any underwriter, controlling person or other aforementioned person in any such case for any such loss, claim, damage, liability or action to the extent that it (i) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in connection with such registration statement, preliminary prospectus, final prospectus, or amendments or supplements thereto, in reliance upon and in conformity with written information furnished to RXi expressly for use in connection with such registration by or on behalf of the Subscriber, or any underwriter, controlling person or other aforementioned person, (ii) is caused by the failure of the Subscriber to deliver a copy of the final prospectus relating to such Registrable Shares, as then amended or supplemented, in connection with a purchase, if RXi had previously furnished copies thereof to the Subscriber or (iii) is caused by the Subscriber’s disposition of Registrable Shares during any period during which the Subscriber is obligated to discontinue any disposition of Registrable Shares under Section J.

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     2. To the extent permitted by law, the Subscriber will indemnify and hold harmless RXi, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls RXi within the meaning of the Securities Act, and any underwriter (within the meaning of the Securities Act) for RXi against any losses, claims, damages or liabilities to which RXi or any such director, officer, controlling person or underwriter may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in such registration statement, including any prospectus or final prospectus contained therein or any amendments or supplements thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information relating to and furnished to RXi by the Subscriber expressly for use in connection with such registration; and will promptly reimburse RXi or any such director, officer, controlling person or underwriter for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the indemnity agreement contained in this Section H(2) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Subscriber (which consent shall not be unreasonably withheld or delayed) and provided further that the Subscriber shall not have any liability under this Section H(2) in excess of the net proceeds actually received by the Subscriber in the relevant public offering.
     3. Promptly after receipt by an indemnified party under this Section H of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party under this Section H, notify the indemnifying party in writing of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties. The failure to notify an indemnifying party promptly of the commencement of any such action, if prejudicial to his ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section H, but the omission so to notify the indemnifying party will not relieve him of any liability that he may have to any indemnified party otherwise than under this Section H.
     4. If the indemnification provided for in this Section H is required by its terms but is for any reason held to be unavailable to or otherwise insufficient to hold harmless an indemnified party under Section H(1) or Section H(2) in respect of any losses, claims, damages, liabilities or expenses referred to herein, then each applicable indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of any losses, claims, damages, liabilities or expenses referred to herein in such proportion as is appropriate to reflect the relative fault of RXi and the Subscriber in connection with the statements or omissions described in such Section H(1) or Section H(2) which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of RXi and the Subscriber shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by RXi or the Subscriber and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a

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party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section H, any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any action or claim. The provisions set forth in Section H(3) with respect to notice of commencement of any action shall apply if a claim for contribution is to be made under this Section H(4); provided, however, that no additional notice shall be required with respect to any action for which notice has been given under subsection Section H(3) for purposes of indemnification. RXi and the Subscriber agree that it would not be just and equitable if contribution pursuant to this Section H were determined solely by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this paragraph. Notwithstanding the provisions of this Section H(4), the Subscriber shall not be required to contribute an amount in excess of the net proceeds actually received by the Subscriber in the relevant public offering. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.
I. No Transfer of Registration Rights. The registration rights and obligations of the Subscriber under this Annex with respect to any Registrable Shares may not be transferred to any third party without the prior written consent of RXi, which shall not be unreasonably withheld.
J. Future Events. If the Subscriber is, at the time participating in a Registration, RXi will notify the Subscriber of the occurrence of any of the following events of which RXi is actually aware, and when so notified, the Subscriber will immediately discontinue any disposition of Registrable Shares until notified by RXi that such event is no longer applicable:
     1. the issuance by the Commission or any state securities commission or agency of any stop order suspending the effectiveness of the registration statement or the initiation of any proceedings for that purpose (in which case RXi will make reasonable efforts to obtain the withdrawal of any such order or the cessation of any such proceedings); or
     2. the existence of any fact which makes untrue any material statement made in the registration statement or prospectus or any document incorporated therein by reference or which requires the making of any changes in the registration statement or prospectus or any document incorporated therein by reference in order to make the statements therein not misleading (in which case RXi will make reasonable efforts to amend the applicable document to correct the deficiency).

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